Building Trades President McGarvey Urges Support of HIT and Its Job-Generating Investment Strategy

Investing pension funds to generate jobs for union members is a responsible choice for pension investors, Building and Construction Trades President Sean McGarvey told union representatives who gathered in Washington recently for the annual National Building Trades Legislative Conference. Local building trades representatives from around the country also voiced appreciation for the thousands of good union jobs the AFL-CIO Housing Investment Trust (HIT) is creating through its Construction Jobs Initiative.

Sean McGarvey
President of the Building and Construction Trades Department, AFL-CIO
“I want to strongly urge all pension fund trustees in this room today to make a greater effort to invest in those funds that are helping put our members to work,” McGarvey told the audience during his keynote address, citing the HIT and other labor friendly funds as examples of funds whose investments are creating union jobs. “It simply makes good business sense, from a trustee perspective, as well as a leadership perspective, to utilize our combined assets to put our members back to work. After all, the more members we have working, the more pension contributions are flowing into our funds. And that will go a long ways towards helping to stabilize some of them.”

Featured at the conference was the HIT’s videotaped report highlighting the initiative’s success to date in generating over 16,000 union construction jobs, and announcing its new goal of reaching 25,000 jobs by 2015.

Investors from the building and construction trades have been important to the HIT’s growth and success, holding approximately half of the HIT’s assets.

A number of building trades representatives stopped by the HIT’s booth to comment on the projects financed in their communities and express appreciation for the HIT’s job-generating investments.

 Martin J. Walsh
Secretary/Treasurer, Metropolitan District Building and Construction Trades Council, Boston
“I’d like to thank the AFL Housing Trust for the dedication and commitment to the Boston area.

We’ve been fortunate in Boston to have a little bit of a boom here in construction, but prior to the boom, we were looking for investments in projects to move the city forward.The staff at the Housing Trust has been absolutely incredible working with us and the building trades in Boston and the Boston area, and I know there are other projects that the Housing Trust has in, not just Boston, but in the state of Massachusetts, and it’s been very, very helpful.”

 Gary LaBarbera
President, Greater New York BCTC
“The metropolitan area, was seriously devastated by Hurricane Sandy. Many of our members were displaced – many members are still not back in their homes – have lost everything. The HIT was instrumental in investing in the recovery. Once again, the importance of using pension fund money is not only to help our members, but to help communities and, in times of devastation such as Sandy, to really invest into getting people back to normal.”

 Tom Villanova
President President, Chicago and Cook County BCTC
“In Chicago, the Housing Investment Trust does a great job. They put our members back to work with their pension funds, so it’s a win-win situation all the way around.”

 Mike Theriault
President, San Francisco BCTC
“Arc Light, Potrero Launch, 333 Harrison. As a good investment I think actually they went way beyond what anybody could imagine. In the middle of the recession, they kicked off the rental housing construction market in San Francisco. And now we’re just going great guns. I’m telling people in San Francisco that it was those three projects and the Housing Investment Trust that really got us going.”

 Ron Miller
President, Executive Secretary, Los Angeles/Orange Counties BCTC
“We’re very happy to see the Housing Investment Trust come back into Los Angeles. Developers are starting to come back in, and they’re looking for ways to get their developments under way. They are willing to sign agreements with us, with your help, and the infusion of money that the HIT brings – pension money and such – it makes for good development to help put our people back to work.”

 Frank Sirianni
President, Pennsylvania State BCTC
“The Pennsylvania State Building Trades Council is proud and honored to have a relationship with the AFL-CIO Housing Investment Trust. We’ve been experiencing an unemployment rate of over 45% percent across the state for the past 4 years, and to know that those jobs are being provided by the HIT, and putting that money back into our pension funds and back into the economy and into the households of the families in the union construction trades in Pennsylvania, has been a windfall for us.”

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.